EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    26-May-04                                                         31-May-04

    Distribution Date:      BMW VEHICLE OWNER TRUST 2001-A             Period #
    25-Jun-04               ------------------------------                   37

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

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    Balances
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                                                                                              Initial                 Period End
        Receivables                                                                    $1,489,992,840               $155,111,664
        Pre-Funding Account                                                               $99,965,067                         $0
        Capitalized Interest Account                                                       $1,045,665                         $0
        Reserve Account                                                                   $22,349,893                $11,924,684
        Yield Supplement Overcollateralization                                             $8,157,907                   $457,055
        Class A-1 Notes                                                                  $329,000,000                         $0
        Class A-2 Notes                                                                  $448,000,000                         $0
        Class A-3 Notes                                                                  $499,000,000                         $0
        Class A-4 Notes                                                                  $274,000,000               $122,854,609
        Class B Notes                                                                     $31,800,000                $31,800,000

    Current Collection Period
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        Beginning Receivables Outstanding                                                $170,957,713
        Calculation of Total Distribution Amount
             Regular Principal Distributable Amount
                  Receipts of Scheduled Principal                                         $10,748,221
                  Receipts of Pre-Paid Principal                                           $4,923,465
                  Liquidation Proceeds                                                       $125,130
                  Principal Balance Allocable to Gross Charge-offs                            $49,233
                  Release from Pre-Funding Account                                                 $0
             Total Receipts of Principal                                                  $15,846,049

             Interest Distribution Amount
                  Receipts of Interest                                                       $871,874
                  Servicer Advances                                                           $34,127
                  Reimbursement of Previous Servicer Advances                                      $0
                  Accrued Interest on Purchased Receivables                                        $0
                  Recoveries                                                                  $36,196
                  Capitalized Interest Payments                                                    $0
                  Net Investment Earnings                                                      $9,127
             Total Receipts of Interest                                                      $951,324

             Release from Reserve Account                                                          $0

        Total Distribution Amount                                                         $16,748,140

        Ending Receivables Outstanding                                                   $155,111,664

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance                            $1,615,324
        Current Period Servicer Advance                                                       $34,127
        Current Reimbursement of Previous Servicer Advance                                         $0
        Ending Period Unreimbursed Previous Servicer Advances                              $1,649,451

    Collection Account
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        Deposits to Collection Account                                                    $16,748,140
        Withdrawals from Collection Account
             Servicing Fees                                                                  $142,465
             Class A Noteholder Interest Distribution                                        $590,327
             First Priority Principal Distribution                                                 $0
             Class B Noteholder Interest Distribution                                        $144,690
             Regular Principal Distribution                                               $15,774,025
             Reserve Account Deposit                                                               $0
             Unpaid Trustee Fees                                                                   $0
             Excess Funds Released to Depositor                                               $96,633
        Total Distributions from Collection Account                                       $16,748,140


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    Excess Funds Released to the Depositor
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             Release from Reserve Account                                           $0
             Release from Collection Account                                   $96,633
        Total Excess Funds Released to the Depositor                           $96,633

    Note Distribution Account
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        Amount Deposited from the Collection Account                       $16,509,042
        Amount Deposited from the Reserve Account                                   $0
        Amount Paid to Noteholders                                         $16,509,042

    Distributions
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        Monthly Principal Distributable Amount                         Current Payment      Ending Balance   Per $1,000      Factor
        Class A-1 Notes                                                             $0                  $0        $0.00       0.00%
        Class A-2 Notes                                                             $0                  $0        $0.00       0.00%
        Class A-3 Notes                                                             $0                  $0        $0.00       0.00%
        Class A-4 Notes                                                    $15,774,025        $122,854,609       $57.57      44.84%
        Class B Notes                                                               $0         $31,800,000        $0.00     100.00%

        Interest Distributable Amount                                  Current Payment          Per $1,000
        Class A-1 Notes                                                             $0               $0.00
        Class A-2 Notes                                                             $0               $0.00
        Class A-3 Notes                                                             $0               $0.00
        Class A-4 Notes                                                       $590,327               $2.15
        Class B Notes                                                         $144,690               $4.55



    Carryover Shortfalls
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                                                                   Prior Period Carryover     Current Payment   Per $1,000
        Class A-1 Interest Carryover Shortfall                                      $0                  $0           $0
        Class A-2 Interest Carryover Shortfall                                      $0                  $0           $0
        Class A-3 Interest Carryover Shortfall                                      $0                  $0           $0
        Class A-4 Interest Carryover Shortfall                                      $0                  $0           $0
        Class B Interest Carryover Shortfall                                        $0                  $0           $0


    Receivables Data
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                                                                      Beginning Period          Ending Period
        Number of Contracts                                                     21,057              20,079
        Weighted Average Remaining Term                                          18.19               17.38
        Weighted Average Annual Percentage Rate                                  7.66%               7.67%

        Delinquencies Aging Profile End of Period                        Dollar Amount          Percentage
             Current                                                      $134,895,941              86.97%
             1-29 days                                                     $15,007,978               9.68%
             30-59 days                                                     $4,055,047               2.61%
             60-89 days                                                       $416,412               0.27%
             90-119 days                                                      $140,181               0.09%
             120+ days                                                        $596,105               0.38%
             Total                                                        $155,111,664             100.00%
             Delinquent Receivables +30 days past due                       $5,207,745               3.36%



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        Charge-offs
             Gross Principal Charge-Offs for Current Period                    $49,233
             Recoveries for Current Period                                     $36,196
             Net Losses for Current Period                                     $13,037

             Cumulative Realized Losses                                     $9,172,625


        Repossessions                                                    Dollar Amount       Units
             Beginning Period Repossessed Receivables Balance                 $262,496          25
             Ending Period Repossessed Receivables Balance                    $311,421          27
             Principal Balance of 90+ Day Repossessed Vehicles                 $13,959           2



    Yield Supplement Overcollateralization
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        Beginning Period Required Amount                                      $529,079
        Beginning Period Amount                                               $529,079
        Ending Period Required Amount                                         $457,055
        Current Period Release                                                 $72,024
        Ending Period Amount                                                  $457,055
        Next Distribution Date Required Amount                                $391,961

    Capitalized Interest Account
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        Beginning Period Required Amount                                            $0
        Beginning Period Amount                                                     $0
        Net Investment Earnings                                                     $0
        Current Period Release to Depositor                                         $0
        Ending Period Required Amount                                               $0
        Ending Period Amount                                                        $0


    Pre-Funding Account
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        Beginning Period Amount                                                     $0
        Net Investment Earnings                                                     $0
        Release to Servicer for Additional Loans                                    $0
        Current Period Release for Deposit to Collection Account                    $0
        Ending Period Amount                                                        $0

    Reserve Account
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        Beginning Period Required Amount                                   $11,924,684
        Beginning Period Amount                                            $11,924,684
        Net Investment Earnings                                                 $9,126
        Current Period Deposit                                                      $0
        Current Period Release to Collection Account                                $0
        Current Period Release to Depositor                                         $0
        Ending Period Required Amount                                      $11,924,684
        Ending Period Amount                                               $11,924,684

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